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                                                                  Exhibit 10.9.4



                      AGREEMENT NOT TO SELL ORDINARY SHARES

               This agreement (the "AGREEMENT") is entered into as of December 29, 1999 (the "EFFECTIVE DATE") between Commtouch Software Ltd., an Israeli company (the "COMPANY"), and Microsoft Corporation, a Washington corporation ("MICROSOFT").

               In order to induce the Company to register ordinary shares of the Company ("ORDINARY SHARES") held by Microsoft, and in recognition of the benefit that this Agreement will confer upon Microsoft as a shareholder of the Company, Microsoft irrevocably agrees that Microsoft will not publicly or privately announce any intention to, will not allow any affiliate or subsidiary, if applicable, to, and will not itself, offer, pledge, sell, offer to sell, contract to sell, or otherwise transfer or dispose of, directly or indirectly, any Ordinary Shares, for a period beginning from the Effective Date and continuing to and including June 29, 2000. Notwithstanding the foregoing sentence, Microsoft may at any time enter into any bona fide transaction with a nationally recognized investment banking firm which constitutes a hedge against changes in the market price of Ordinary Shares.

               The parties agree and consent to the entry of stop transfer instructions with the Company's transfer agent against the transfer of Ordinary Shares except in compliance with this Agreement. This Agreement shall be binding on the undersigned and their respective successors and assigns. The parties agree to keep confidential all information regarding this Agreement.

               This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Washington and the sole venue for any litigation or disputes arising under this Agreement shall be the courts situated in the City of Seattle, Washington.

               IN WITNESS WHEREOF, the parties have duly executed this Agreement Not to Sell Ordinary Shares as of the Effective Date.

               MICROSOFT CORPORATION

               By:  /s/ KEITH R. DOLLIVER
                    --------------------------

               Its: Corporate Attorney
                    --------------------------



               COMMTOUCH SOFTWARE LTD.

               By:  /s/ G. MANTEL
                    --------------------------

               Its: CEO
                    --------------------------



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